UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      January 13, 2006
                                                 -------------------------------

                                UTIX Group, Inc.
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                    (Exact Name of registrant as specified in its charter)

   Delaware                             0-24015                 75-2340624
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(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)           Identification No.)

       7 New England Executive Park, Suite 610                      01803
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       (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code        (781) 229-2589
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

        The Company signed a Purchase Agreement on January 13, 2006 with Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P., Special Situations Fund III, QP, L.P., Pallisades Master Fund LP, Geduld Capital, Trade Winds Fund Ltd., Little Wing LP, Gary Palmer and Richard Shanley (collectively, the "Investors"). Pursuant to such agreement, the Company sold 1,093 shares of its Series A Convertible Preferred Stock, $.001 par value ("Series A Preferred Stock") and warrants ("Warrants") to purchase up to 68,312,500 shares of the Company's common stock, $.001 par value ("Common Stock") to accredited investors pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506, promulgated thereunder (the "Offering") for a total aggregate purchase price of $5,465,000. For each share of Series A Preferred Stock purchased the Investors received five year warrants to purchase 62,500 shares of Common Stock with an exercise price of $0.04 per share. In addition, for a period of one year following the closing of the Offering, certain Investors will have the option to purchase up to an additional $2,000,000 of Series A Preferred Stock and Warrants on the same terms and conditions as the Series A Preferred Stock and Warrants issued in this Offering (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock). The Company closed the Offering on January 20, 2006.

        The Company has the right to call the Warrants at a price equal to $0.01 per share of Common Stock then purchasable pursuant to the Warrant if, after the effective date of a registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants, the closing price of the Common Stock for each of 20 consecutive trading days exceeds $0.12 per share (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock). At any given time, the Company may not call more than the lesser of (i) 20% of the aggregate amount of Warrants initially issued or (ii) the number of remaining Warrants held by the holders thereof.

        The stated value of the Series A Preferred Stock is $5,000 (the "Stated Value"). Upon liquidation, dissolution or winding up of the Company, the Series A Preferred Stock ranks senior to the Common Stock and all other equity or equity equivalent securities of the Company other than those securities that are explicitly senior in rights or liquidation preference to the Series A Preferred Stock and each holder shall be entitled to be paid an amount per share equal to the Stated Value plus any accrued and unpaid dividends (the "Liquidation Preference"). In addition to any voting rights provided by law, the Series A Preferred Stock have the right to vote together with the holders of Common Stock as a single class on any matter on which the Common Stock are entitled to vote. Each holder of Series A Preferred Stock shall be entitled to one vote for each share of Common Stock that would be issuable to such holder upon conversion of all shares of Series A Preferred Stock held by such holder. The Series A Preferred Stock is convertible at any time at the holders' option into that number of shares of Common Stock equal to the number of shares of Common Stock as is obtained by multiplying the number of shares of Series A Preferred Stock to be converted by the Liquidation Preference per share and dividing the result by $0.02, subject to adjustment for stock dividends, stock splits, reclassifications, and similar events.

        The Company agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock issuable upon conversion of the Series A

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Preferred  Stock and upon  exercise of the  Warrants no later than 45 days after the closing of the Offering. If such registration statement is not filed on or before 45 days after the closing of the Offering, if the registration statement is not declared effective by the Securities and Exchange Commission on or before 120 days after the closing of the Offering, or if the Company fails to cause the registration statement to be continually effective to allow for all shares covered by such registration statement to be sold, then the Company must pay to each investor liquidated damages equal to 1.5% percent of the aggregate subscription amount paid by the Investors for each month that such event has not occurred.

        As a condition to the Investors agreeing to the terms of the Offering, the Company was required to restructure its outstanding debt and warrants as follows: (i) all of the Company's outstanding debt which amounted to approximately $4,931,000 (the "Outstanding Debt") as of January 12, 2006 owed to the debtholders of record (the "Debtholders") as of January 12, 2006 was restructured by (A) converting fifty (50%) percent of the principal amount of the Outstanding Debt into approximately 123,275,000 shares of Common Stock at the conversion rate of $0.02 per share; and (B) converting the remaining fifty (50%) percent of the principal amount of the Outstanding Debt into approximately 19,724,000 shares of Common Stock at the conversion rate of $0.125; and (C) issuing warrants (the "Debtholder Warrants") to purchase an aggregate of approximately 30,818,750 shares of Common Stock at the exercise price of $0.04 per share for a period of five (5) years; and (ii) all of the holders (the "Warrantholders") of approximately 34,284,586 of the Company's outstanding warrants (the "Original Warrants") as of January 12, 2006 shall receive amended and restated warrants (the "Restated Warrants") whereby the Warrantholders will have the right to purchase an aggregate of approximately 17,142,293 or fifty (50%) percent of the number of shares of Common Stock each Warrantholder can purchase under the Original Warrants at the exercise price of $0.04 per share for a period of five (5) years ((i) and (ii) above collectively referred to herein as the "Restructuring"). All of the Company's Debtholders and Warrantholders have consented to the terms of the Restructuring.

        In addition to the foregoing, as consideration for certain defaults relating to prior registration obligations, the Company issued (or agreed to issue) an aggregate of 7,600,000 shares of Common Stock (or Common Stock equivalents).

        The Company does not currently have a sufficient number of authorized shares of Common Stock available to issue the shares of Common Stock that the Company is required to issue pursuant to the terms of the Restructuring or the Offering. The Company intends to promptly take all action necessary to obtain the stockholder approval required to effectuate an amendment to its Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue to 375,000,000 (the "Amendment") and effectuate a one-for-100 reverse split of the issued and outstanding Common Stock (the "Reverse Split"). Upon completion of the Amendment and Reverse Split, the Company will have sufficient authorized shares of Common Stock available to issue, and reserve for issuance, all of the shares of Common Stock required to be issued, or reserved for issuance, pursuant to the Offering and the Restructuring. However, if the Company is not able to obtain the necessary stockholder approval to effectuate the Amendment and Reverse Split, or if there is any delay in obtaining such consent, the Company will not be able to satisfy its obligations under the terms of the Offering and Restructuring which will constitute a default of the terms of the Offering and Restructuring. In the event of such a default, the Company will not be able to continue as a going concern.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          (a) Effective as of January 25, 2006, Gerald E. Roth resigned his position as a member of the Board of Directors of the Company. Mr. Roth's resignation from his position as a Director was for personal reasons and did not involve any disagreement with the Company.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibits
            --------

            4.1 Certificate of Designation for the Series A Convertible Preferred Stock

            10.1  Form of Purchase Agreement

            10.2  Form of Warrant

            10.3  Form of Registration Rights Agreement

            10.4  Form of Restructuring Agreement

            99.1  Press Release Dated January 26, 2006


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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                        UTIX GROUP, INC.

Date:   January 26, 2006                By:    /s/ Anthony G. Roth
      ------------------------------       -------------------------------------
                                               Anthony G. Roth
                                               President and CEO


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

4.1            Certificate of Designation for the Series A Convertible Preferred
               Stock

10.1           Form of Purchase Agreement

10.2           Form of Warrant

10.3           Form of Registration Rights Agreement

10.4           Form of Restructuring Agreement

99.1           Press Release Dated January 26, 2006

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